                                EXHIBIT 99.1


                     Press Release dated October 7, 1998

For Immediate Release                   For Information Contact
---------------------                   -----------------------

October 7, 1998                         David L. Kalkbrenner, President & CEO
                                        (650) 614-5767
                                        Steven C. Smith, EVP, COO & CFO
                                        (650) 813-8222

                        GREATER BAY BANCORP ANNOUNCES

                        36% INCREASE IN CORE EARNINGS

     PALO ALTO, CA; October 7, 1998 - Greater Bay Bancorp (Nasdaq: GBBK), a $1.5 billion in assets financial services holding company, today announced net income of $11.6 million or $1.14 per diluted share for the nine month period ended September 30, 1998. Net income included approximately $1.7 million, net of tax, in merger and non-recurring costs. Excluding merger and related non-recurring costs, net income for the nine month period ended September 30, 1998 would have been $13.3 million or $1.30 per diluted share, an increase in net income of 36.13% over the same period in 1997.

     For the third quarter of 1998, Greater Bay Bancorp's net income was $4.4 million or $0.43 per diluted share. Excluding merger and related non-recurring costs, third quarter 1998 net income would have been $4.8 million or $0.47 per diluted share, a 4.81% increase over second quarter 1998 net income and a 24.39% increase over the third quarter 1997 net income of $3.8 million or $0.38 per diluted share.

     Greater Bay Bancorp's total assets were over $1.5 billion at September 30, 1998, an increase of 40.53% or approximately $443 million from September 30, 1997. Total loans grew to $860 million, an increase of $156 million or 22.21% compared to total loans at September 30, 1997. Total deposits increased $1.3 billion at quarter end, a $317 million or 32.72% increase since September 30, 1997.

     Mr. David L. Kalkbrenner, President and Chief Executive Officer, stated, "We are proud to report significant growth in net earnings and continued improvement in our efficiency ratio, while successfully integrating our bank mergers and new business initiatives." Mr. Kalkbrenner continued, "Our ability to take advantage of growth opportunities through mergers and new business initiatives combined with prudent expense control has provided shareholders of Greater Bay Bancorp with above average returns on equity."

     Operating results for the nine months ended September 30, 1998 and the third quarter of 1998 include approximately $55,000 and $30,000 respectively, excluding internal staff time, related to the correction of the year 2000 "millenium bug" which impacts all companies. The

Company has budgeted an anticipated total expenditure of $300,000 to $500,000 to address the year 2000 issues.

     For the nine-month period ended September 30, 1998, Greater Bay Bancorp's return on average equity and average assets, excluding merger and related non-recurring costs, were 21.74% and 1.30%, respectively, compared to 17.85% and 1.29%, respectively, for the nine month period ended September 30, 1997. During the third quarter of 1998, Greater Bay Bancorp's return on average equity and average assets, excluding merger and related non-recurring costs, were 21.79% and 1.27%, respectively, compared to 19.54% and 1.41%, respectively, for the same period in 1997.

     Greater Bay Bancorp's ratio of non-performing assets to total assets was 0.27% at September 30, 1998, compared to 0.70% at September 30, 1997, while the allowance for loan losses represented 2.31% of total loans and 472.77% of total non performing assets at September 30, 1998, compared to 2.09% and 191.77% at September 30, 1997.

     The Company's trust division, Greater Bay Trust Company, continued to experience growth in its business relationships as the level of fiduciary assets under management increased by 7.71% to a total of $581.4 million at September 30, 1998 compared to $539.8 million one year earlier. Trust fee income increased by 16.73% from $550,000 for the third quarter of 1997 to $642,000 for the third quarter of 1998.

     Greater Bay Bancorp's capital ratios continue to be above the well-capitalized guidelines established by the bank regulatory agencies.

     Greater Bay Bancorp and its financial services subsidiaries, Cupertino National Bank, Mid-Peninsula Bank, Peninsula Bank of Commerce and Golden Gate Bank, along with its operating divisions, Greater Bay Bank Santa Clara Valley Commercial Banking Group, Greater Bay Corporate Finance Group, Greater Bay International Banking Division, Greater Bay Trust Company, Pacific Business Funding and Venture Banking Group, serve clients throughout Silicon Valley and the San Francisco Peninsula with offices located in San Jose, Cupertino, Palo Alto, Redwood City, San Mateo, Millbrae, San Bruno, San Francisco and Walnut Creek.

     This document may contain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected. For a discussion of factors that could cause actual results to differ, please see the Company's publicly available Securities and Exchange Commission filings, including its Annual Report on Form 10-K for the year ended December 31, 1997, and particularly the discussion of risk factors within that document.

                         WE INVEST IN RELATIONSHIPS!

                              GREATER BAY BANCORP
                    SEPTEMBER 30, 1998  - FINANCIAL SUMMARY
                 ($ IN 000'S, EXCEPT SHARE AND PER SHARE DATA)

SELECTED QUARTERLY CONSOLIDATED FINANCIAL CONDITION DATA:

                                                            SEPT 30          JUN 30          MAR 31          DEC 31         SEPT 30
                                                               1998            1998            1998            1997            1997
                                                        -----------     -----------     -----------     -----------     -----------
Cash and Due From Banks .............................   $    55,399     $    70,010     $    71,152     $    53,167     $    49,251
Investments .........................................       574,636         558,335         426,098         393,676         319,793
Loans:
          Commercial ................................       388,094         372,930         367,384         362,747         334,134
          Construction ..............................       153,378         139,850         121,446         112,514         115,797
          Real Estate ...............................       245,340         227,652         217,845         196,217         191,564
          Consumer and Other ........................        75,673          81,750          79,177          82,914          64,807
          Deferred Loan Fees, Net ...................        (2,966)         (2,446)         (2,904)         (2,765)         (3,007)
                                                        -----------     -----------     -----------     -----------     -----------
            Total Loans .............................       859,519         819,736         782,948         751,627         703,295
            Allowance for Loan Losses ...............       (19,861)        (17,985)        (16,565)        (16,394)        (14,694)
                                                        -----------     -----------     -----------     -----------     -----------
          Total Loans, Net ..........................       839,658         801,751         766,383         735,233         688,601
Other Assets ........................................        65,690          56,773          58,092          35,589          34,943
                                                        -----------     -----------     -----------     -----------     -----------
Total Assets ........................................   $ 1,535,383     $ 1,486,869     $ 1,321,725     $ 1,217,665     $ 1,092,588
                                                        ===========     ===========     ===========     ===========     ===========
Deposits:
          Demand, Non-Interest Bearing ..............   $   237,596     $   263,121     $   208,277     $   219,495     $   184,585
          NOW, MMDA and  Savings ....................       802,220         809,594         676,730         627,475         590,958
          Time Certificates, $100,000 and over ......       198,286         180,891         175,381         183,147         147,255
          Other Time Certificates ...................        49,830          31,009          46,043          41,031          47,635
                                                        -----------     -----------     -----------     -----------     -----------
            Total Deposits ..........................     1,287,932       1,284,615       1,106,431       1,071,148         970,433
                                                        -----------     -----------     -----------     -----------     -----------
Other Borrowings ....................................        89,735          82,275          85,142          32,355          11,675
Other Liabilities ...................................        15,764          14,556          26,857          14,622          11,033
                                                        -----------     -----------     -----------     -----------     -----------
            Total Liabilities .......................     1,393,431       1,381,446       1,218,430       1,118,125         993,141
                                                        -----------     -----------     -----------     -----------     -----------
Long-term Subordinated Debt .........................         3,000           3,000           3,000           3,000           3,000
Trust Preferred Securities ..........................        50,000          20,000          20,000          20,000          20,000
Stockholders' Equity ................................        88,952          82,423          80,295          76,540          76,447
                                                        -----------     -----------     -----------     -----------     -----------
            Regulatory Capital ......................       141,952         105,423         103,295          99,540          99,447
                                                        -----------     -----------     -----------     -----------     -----------
Total Liabilities and Shareholders' Equity ..........   $ 1,535,383     $ 1,486,869     $ 1,321,725     $ 1,217,665     $ 1,092,588
                                                        ===========     ===========     ===========     ===========     ===========

Average Quarterly Total Loans, excluding Nonaccrual..   $   824,356     $   794,786     $   752,381     $   714,594     $   674,733
Average Quarterly Investments .......................   $   585,654     $   475,082     $   410,650     $   352,179     $   327,222
Average Quarterly Interest Bearing Liabilities ......   $ 1,148,268     $ 1,015,659     $   969,365     $   843,329     $   830,887

Average Quarterly Assets ............................   $ 1,489,844     $ 1,375,328     $ 1,240,507     $ 1,135,426     $ 1,074,565
Average Quarterly Equity ............................   $    86,577     $    80,667     $    77,425     $    76,151     $    77,596

Regulatory Capital
          Tier I or Leverage Capital ................   $   115,951     $   102,025     $    99,755     $    96,317     $    96,449
          Total Capital .............................   $   154,597     $   120,281     $   117,031     $   113,046     $   112,259

Nonperforming Assets
          Nonaccrual Loans ..........................   $     2,919     $     3,758     $     3,152     $     2,971     $     4,565
          Loans 90 Days Past Due & Accruing .........          --                75             108             158             575
          Restructured Loans ........................           377             531             903           1,062           1,453
          OREO ......................................           905           1,001           1,001           1,303           1,069
                                                        -----------     -----------     -----------     -----------     -----------
Total Nonperforming Assets ..........................   $     4,201     $     5,365     $     5,164     $     5,494     $     7,662
                                                        ===========     ===========     ===========     ===========     ===========

Greater Bay Trust Company Assets ....................   $   581,437     $   636,362     $   576,290     $   577,746     $   539,800

SELECTED QUARTERLY CONSOLIDATED FINANCIAL CONDITION RATIOS:

                                                            SEPT 30          JUN 30          MAR 31          DEC 31         SEPT 30
                                                              1998             1998            1998            1997            1997
                                                        -----------     -----------     -----------     -----------     -----------
Loan to Deposit Ratio ...............................         66.74%          63.81%          70.76%          70.17%          72.47%
Ratio of Allowance for Loan Losses to:
          Total Loans ...............................          2.31%           2.19%           2.12%           2.18%           2.09%
          Total Nonperforming Assets ................        472.77%         335.24%         320.78%         298.39%         191.78%


Total Nonperforming Assets to Total Assets ..........          0.27%           0.36%           0.39%           0.45%           0.70%


Ratio of Quarterly Net Charge-offs to Average
 Loans, annualized ..................................          0.02%           0.01%           0.61%           0.26%           0.20%
Ratio of YTD Net Charge-offs to Average Loans,
 annualized .........................................          0.20%           0.30%           0.61%           0.26%           0.26%



Earning Assets to Total Assets ......................         93.41%          92.59%          91.46%          94.04%          93.50%
Earning Assets to Interest-Bearing Liabilities ......        136.55%         134.78%         134.59%         134.46%         129.99%


Capital Ratios:
          Leverage ..................................          7.78%           7.42%           8.04%           8.48%           8.98%
          Tier 1 Risk Based Capital .................         10.99%          10.08%          10.57%          10.72%          11.63%
          Total Risk Based Capital ..................         14.65%          11.88%          12.41%          12.58%          13.54%


Risk Weighted Assets ................................   $ 1,055,323     $ 1,012,545     $   943,348     $   898,734     $   829,131

Book Value Per Share ................................   $      9.28     $      8.69     $      8.55     $      8.23     $      8.29
Total Shares Outstanding ............................     9,584,634       9,489,134       9,395,764       9,303,930       9,224,152

Note: Prior periods have been restated to reflect the mergers between Greater Bay Bancorp and Peninsula Bank of Commerce and Pacific Rim Bancorporation (the parent of Golden Gate Bank), and Pacific Business Funding Corporation, on a pooling-of-interests basis.

                              GREATER BAY BANCORP
                    SEPTEMBER 30, 1998  - FINANCIAL SUMMARY
                 ($ IN 000'S, EXCEPT SHARE AND PER SHARE DATA)

SELECTED QUARTERLY CONSOLIDATED OPERATING DATA:

                                                                THIRD         SECOND           FIRST          FOURTH          THIRD
                                                              QUARTER        QUARTER         QUARTER         QUARTER        QUARTER
                                                                 1998           1998            1998            1997           1997
                                                          -----------    -----------    ------------     -----------    -----------
Interest Income .......................................   $    29,861    $    27,510    $     25,560     $    24,853    $    23,024
Interest Expense ......................................        12,953         11,592          10,432           9,616          8,845
                                                          -----------    -----------    ------------     -----------    -----------
          Net Interest Income before Provision for
            Loan Losses ...............................        16,908         15,918          15,128          15,237         14,179

Provision for Loan Losses .............................         1,791          1,347             996           1,109          1,284
                                                          -----------    -----------    ------------     -----------    -----------
          Net Interest Income after Provision for
            Loan Losses ...............................        15,117         14,571          14,132          14,128         12,895

Other Income:
Trust Fees ............................................           642            617             550             603            550
Depositor Service Fees ................................           361            349             420             394            433
Loan Fees .............................................           165            190             146             152            160
Gain on Sale of SBA Loans .............................           290            221             244             269            216
Gain/(loss) on Investments ............................             4             42               8              25              5
Other Income (1) ......................................            65            152            (339)            116            167
                                                          -----------    -----------    ------------     -----------    -----------
                                                                1,527          1,571           1,029           1,559          1,531
Nonrecurring - Warrant Income .........................           134           --               497              14             34
                                                          -----------    -----------    ------------     -----------    -----------
  Other Income ........................................         1,661          1,571           1,526           1,573          1,565

Operating Expenses:
Compensation and Benefits .............................         5,753          5,729           5,426           5,449          5,137
Occupancy and Equipment ...............................         1,542          1,535           1,389           1,357          1,391
Professional Services & Legal .........................           403            377             385             417            526
Client Services .......................................           122            131             151              80             83
FDIC Insurance and Assessments ........................            88             77              89              73             70
Other Real Estate, Net ................................            43             (8)             24              25            (10)
Other Expenses ........................................         1,740          1,431           1,618           2,164          1,294
                                                          -----------    -----------    ------------     -----------    -----------
                                                                9,691          9,272           9,082           9,565          8,491
Nonrecurring Expenses (2) .............................           192           --               701            --             --
                                                          -----------    -----------    ------------     -----------    -----------
  Total Operating Expenses ............................         9,883          9,272           9,783           9,565          8,491
                                                          -----------    -----------    ------------     -----------    -----------
Income before Income Taxes & Merger and Other Related
          Nonrecurring Costs ..........................         6,895          6,870           5,875           6,136          5,969
Income Tax Expense ....................................         2,141          2,334           1,896           2,045          2,147
                                                          -----------    -----------    ------------     -----------    -----------
Income before Merger and Other Related Nonrecurring
          Costs .......................................         4,754          4,536           3,979           4,091          3,822
Merger and Other Related Nonrecurring Costs,
          net of tax ..................................           360          1,314            --             2,282           --
                                                          -----------    -----------    ------------     -----------    -----------
            Net Income ................................   $     4,394    $     3,222    $      3,979     $     1,809    $     3,822
                                                          ===========    ===========    ============     ===========    ===========

SELECTED QUARTERLY CONSOLIDATED OPERATING RATIOS:

                                                              THIRD         SECOND           FIRST          FOURTH          THIRD
                                                            QUARTER        QUARTER         QUARTER         QUARTER        QUARTER
                                                               1998           1998            1998            1997           1997
                                                        -----------    -----------    ------------     -----------    -----------
Income Per Share (3) (4) (before merger and other
  related nonrecurring items)
          Basic .....................................   $      0.50    $      0.48    $       0.43     $      0.44    $      0.41
          Diluted ...................................   $      0.47    $      0.44    $       0.39     $      0.41    $      0.38
Net Income Per Share (3) (4)
          Basic .....................................   $      0.46    $      0.34    $       0.43     $      0.20    $      0.41
          Diluted ...................................   $      0.43    $      0.31    $       0.39     $      0.18    $      0.38
Weighted Average Common Shares Outstanding (4) ......     9,525,000      9,460,000       9,356,000       9,266,000      9,220,000
Weighted Average Common & Common Equivalent
          Shares Outstanding (4) ....................    10,223,000     10,254,000      10,254,000      10,078,000      9,943,000
Return on Quarterly Average Assets, annualized (5) ..          1.27%          1.32%           1.30%           1.43%          1.41%
Return on Quarterly Average Equity, annualized (5) ..         21.79%         22.55%          20.84%          21.31%         19.54%
Net Interest Margin - Average Earning Assets ........          4.76%          5.03%           5.22%           5.73%          5.68%
Operating Expense Ratio (before Merger and Other
          Related Nonrecurring Items) ...............          2.58%          2.70%           2.97%           3.34%          3.14%
Efficiency Ratio (before Merger and Other Related
          Nonrecurring Items) .......................         52.57%         53.02%          56.21%          56.95%         54.05%

(1) Q1 and Q3 of 1998 includes a $700,000 and $100,000 write-down of an equity investment in accordance with APB 18, respectively.

(2) Q1 and Q3 of 1998 nonrecurring expenses are comprised of a $701,000 and $192,000 donation to the GBB Foundation, respectively.

(3) Net income per share for prior periods have been restated as required by the adoption of SFAS No. 128. In accordance with the newly adopted accounting standard, Net income Per Share is now presented on a Basic and Diluted basis.

(4) Restated to reflect the 2-for-1 stock split declared for shareholders of record as of April 30, 1998.

(5) Before Merger and Other Related Nonrecurring Costs of $360,000, net of tax, in Q3 of 1998, $1.31 million, net of tax, in Q2 of 1998 and $2.28 million, net of tax, in Q4 of 1997.

Note: Prior periods have been restated to reflect the mergers between Greater Bay Bancorp and Peninsula Bank of Commerce and Pacific Rim Bancorporation (the parent of Golden Gate Bank), and Pacific Business Funding Corporation, on a pooling-of-interests basis.

                              GREATER BAY BANCORP
                    SEPTEMBER 30, 1998  - FINANCIAL SUMMARY
                        ($ IN 000'S, EXCEPT SHARE DATA)


SELECTED YEAR TO DATE CONSOLIDATED OPERATING DATA:

                                                                                 SEPTEMBER 30,    SEPTEMBER 30,
                                                                                          1998             1997
                                                                                 -------------    -------------
Interest Income ...............................................................   $    82,931      $    62,982
Interest Expense ..............................................................        34,977           24,132
                                                                                  -----------      -----------
          Net Interest Income Before Provision for Loan Losses ................        47,954           38,850

Provision for Loan Losses .....................................................         4,134            5,677
                                                                                  -----------      -----------
          Net Interest Income After Provision for Loan Losses .................        43,820           33,173

Other Income (1) ..............................................................         4,128            4,306
Nonrecurring - Warrant Income .................................................           631            1,148
                                                                                  -----------      -----------
  Total Other Income ..........................................................         4,759            5,454
Operating Expenses ............................................................        28,046           24,497
Other Expenses - nonrecurring (2) .............................................           893           (1,287)
                                                                                  -----------      -----------
  Total Operating Expenses ....................................................        28,939           23,210
                                                                                  -----------      -----------
Income before Income Taxes & Merger and Other Related Nonrecurring Costs ......        19,640           15,417
Income Tax Expense ............................................................         6,371            5,670
                                                                                  -----------      -----------
Income before Merger and Other Related Nonrecurring Costs .....................        13,269            9,747
Merger and Other Related Nonrecurring Costs, net of tax .......................         1,674             --
                                                                                  -----------      -----------
            Net Income ........................................................   $    11,595      $     9,747
                                                                                  -----------      -----------


SELECTED YEAR TO DATE CONSOLIDATED OPERATING RATIOS:

                                                                                  SEPTEMBER 30,    SEPTEMBER 30,
                                                                                           1998             1997
                                                                                  -------------    -------------
Income Per Share (3) (4) (before merger and other related
  nonrecurring costs)
          Basic ...............................................................   $      1.40      $      1.06
          Diluted .............................................................   $      1.30      $      1.00
Net Income Per Share (3) (4)
          Basic ...............................................................   $      1.23      $      1.06
          Diluted .............................................................   $      1.14      $      1.00
Weighted Average Common Shares Outstanding (4) ................................     9,448,000        9,181,000
Weighted Average Common & Common Equivalent Shares Outstanding (4) ............    10,204,000        9,790,000
Return on Average Assets, annualized (5) ......................................          1.30%            1.29%
Return on Average Equity, annualized (5) ......................................         21.74%           17.85%
Net Interest Margin - Average Earning Assets ..................................          5.00%            5.53%
Operating Expense Ratio (before Merger and Other Related Nonrecurring Costs) ..          2.74%            3.25%
Efficiency Ratio (before Merger and Other Related Nonrecurring Costs) .........         53.85%           56.76%

(1) Q1 and Q3 of 1998 includes a $700,000 and $100,000 write-down of an equity investment in accordance with APB 18, respectively.

(2) Q1 and Q3 of 1998 nonrecurring expenses are comprised of a $701,000 and $192,000 donation to the GBB Foundation, respectively. Q1 of 1997 nonrecurring expenses includes $413,000 in nonrecurring charges as well as a $1.70 million recovery from GBB's insurance coverage related to the $1.70 million legal settlement charge that occurred in the second quarter of 1995.

(3) Net income per share for prior periods have been restated as required by the adoption of SFAS No. 128. In accordance with the newly adopted accounting standard, Net income per share is now presented on a Basic and Diluted basis.

(4) Restated to reflect the 2-for-1 stock split declared for shareholders of record as of April 30, 1998.

(5) Before Merger and Other Related Nonrecurring Costs of $360,000, net of tax, in Q3 of 1998, $1.31 million, net of tax, in Q2 of 1998.

Note: Prior periods have been restated to reflect the mergers between Greater Bay Bancorp and Peninsula Bank of Commerce and Pacific Rim Bancorporation (the parent of Golden Gate Bank), and Pacific Business Funding Corporation, on a pooling-of-interests basis.